Exhibit 10.11

EMBECTA CORP.

CHARTER OF THE

AUDIT COMMITTEE

Effective March 20, 2022

Purpose

The Audit Committee is created by the Board of Directors of the Company to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. In that regard, the Audit Committee:

•	assist the Board of Directors in its oversight of:

•	the integrity of the financial statements and internal controls of the Company;

•	the qualifications, independence and performance of the Company’s independent auditors;

•	the performance of the Company’s internal audit function;

•	compliance with the ethical standards adopted by the Company;

•	compliance by the Company with legal and regulatory requirements as provided herein; and

•	the Company’s enterprise risk assessment and risk management guidelines and policies.

•	prepare the audit committee report that Securities and Exchange Commission (“SEC”) rules require to be included in the Company’s annual proxy statement; and

•	when necessary, function as a Qualified Legal Compliance Committee in accordance with the provisions of 17 CFR Part 205.

Membership

The Audit Committee shall consist of at least three members, each of whom has been deemed by the Board of Directors to be “independent” and have the requisite experience under the Company’s Corporate Governance Principles and the requirements of The Nasdaq Stock Market LLC (“Nasdaq”), subject to any phase-in periods or cure periods permitted by Rule 10A-3(b)(1)(iv)(A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or Nasdaq Corporate Governance Requirements. All members of the Audit Committee shall be able to read and understand fundamental financial statements. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company in the past three years.

EMBECTA CORP.

CHARTER OF THE

AUDIT COMMITTEE

Effective March 20, 2022

At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the SEC. However, one director who does not meet the Nasdaq definition of independence, but who meets the criteria set forth in Section 10A(m)(3) under the Exchange Act, and the rules thereunder, and who is not a current officer or employee or a family member of such individual, may serve for no more than two years on the Audit Committee if the Board of Directors, under exceptional and limited circumstances, determines that such individual’s membership is required by the best interests of the Company and its shareholders. Such individual must satisfy the independence requirements set forth in Section 10A(m)(3) of the Exchange Act, and may not chair the Audit Committee. The use of this “exceptional and limited circumstances” exception, as well as the nature of the individual’s relationship to the Company and the basis for the Board of Directors’ determination, shall be disclosed in the Company’s annual proxy statement.

In addition, if an Audit Committee member ceases to be independent for reasons outside the member’s reasonable control, his or her membership on the Audit Committee may continue until the earlier of the Company’s next annual shareholders’ meeting or one year from the occurrence of the event that caused the failure to qualify as independent. If the Company is not already relying on this provision, and falls out of compliance with the requirements regarding Audit Committee composition due to a single vacancy on the Audit Committee, then the Company will have until the earlier of the next annual shareholders’ meeting or one year from the occurrence of the event that caused the failure to comply with this requirement. The Company shall provide notice to Nasdaq immediately upon learning of the event or circumstance that caused the non-compliance, if it expects to rely on either of these provisions for a cure period.

The Corporate Governance and Nominating Committee shall recommend nominees for appointment to the Audit Committee annually and as vacancies or newly-created positions occur. Audit Committee members shall be appointed by the Board of Directors and may be removed by the Board of Directors at any time. The Corporate Governance and Nominating Committee shall recommend to the Board of Directors, and the Board of Directors shall designate, the Chair of the Audit Committee.

Authority and Responsibilities

In addition to any other responsibilities that may be assigned to it from time-to-time by the Board of Directors, the Audit Committee is responsible for the following matters:

Independent Auditors

The Audit Committee has the sole authority to appoint, compensate, retain, terminate, determine funding for and oversee the independent auditors of the Company, including sole authority to approve all audit engagement fees and terms, and pre-approve non-audit services to be provided by the Company’s independent auditors. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may, from time-to-time, delegate its authority to pre-approve non-audit services to one or more Audit Committee members, provided that such designees present any such approvals to the full Audit Committee at the next Audit Committee meeting. The independent auditors shall report directly to the Audit Committee.

EMBECTA CORP.

CHARTER OF THE

AUDIT COMMITTEE

Effective March 20, 2022

•

The Audit Committee shall review and approve the scope of the independent auditors’ annual audit plan(s) and shall oversee the audit and audit-related work of the independent auditors, including resolution of disagreements, if any, between management and the auditor regarding financial reporting.

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The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board of Directors on at least an annual basis. As part of such evaluation, at least annually, the Audit Committee shall:

•	obtain and review a report or reports from the Company’s independent auditors:

•	describing the independent auditors’ internal quality-control procedures;

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describing any material issues raised by (i) the most recent internal quality- control review, peer review or Public Company Accounting Oversight Board (“PCAOB”) review of the auditing firm, or (ii) any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditing firm; and any steps taken to deal with any such issues;

•	describing all relationships between the independent auditors and the Company, consistent with the requirements of the PCAOB; and

•	assuring that Section 10A of Exchange Act has not been implicated;

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review and evaluate the partners of the independent auditor team(s), particularly the performance and independence of the lead audit and reviewing partners and ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and audit partner responsible for reviewing the audit as required by law;

•	consider whether to rotate the independent auditors; and

•	obtain the opinion of management and the internal auditors on the independent auditors’ performance.

•	The Audit Committee shall establish policies for the Company’s hiring of current or former employees of the independent auditors.

EMBECTA CORP.

CHARTER OF THE

AUDIT COMMITTEE

Effective March 20, 2022

•

The Audit Committee shall obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company. It is the responsibility of the Audit Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for purposes of taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor.

Internal Auditors

The Company’s chief audit executive shall functionally report to the Audit Committee, and shall report for administrative purposes to the Chief Financial Officer of the Company. At least annually, the Audit Committee shall evaluate the performance, responsibilities, budget and staffing of the Company’s internal audit function and review the internal audit plan. Such evaluation shall include a review of the responsibilities, budget and staffing of the Company’s internal audit function with the independent auditors. The Audit Committee shall meet privately with the chief audit executive at least three (3) times per year, and the chief audit executive shall otherwise have full access to the Audit Committee.

Financial Statements and Disclosure

•	The Audit Committee shall review and discuss with management (including the chief audit executive) and the independent auditors, in separate meetings if the Audit Committee deems it appropriate:

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the annual audited financial statements, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Company’s Annual Report on Form 10-K;

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the quarterly financial statements, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Company’s Quarterly Reports on Form 10-Q;

•	the annual audited financial statements of the Company’s 401(k) Plan, prior to the filing of the plan’s Annual Report on Form 11-K;

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any analyses or other written communications prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative Generally Accepted Accounting Principles (“GAAP”) methods on the financial statements;

EMBECTA CORP.

CHARTER OF THE

AUDIT COMMITTEE

Effective March 20, 2022

•	the critical accounting policies and practices of the Company;

•	information regarding any additional opinion sought by management from a third party auditing firm with respect to the accounting treatment of a particular event or transaction;

•	off-balance sheet transactions and structures;

•	any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles;

•	regulatory and accounting initiatives or actions applicable to the Company (including any SEC investigations or proceedings); and

•	ensure that a public announcement of the Company’s receipt of an audit opinion that contains a going concern qualification is made promptly.

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The Audit Committee shall review and discuss, in conjunction with management, the Company’s earnings releases (paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information) and the type and presentation of financial information (including earnings guidance) to be provided to analysts and rating agencies.

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The Audit Committee shall, in conjunction with the Chief Executive Officer and Chief Financial Officer of the Company, review the Company’s internal controls over financial reporting and disclosure controls and procedures, including whether there are any significant deficiencies in the design or operation of such controls and procedures, material weaknesses in such controls and procedures, any corrective actions taken with regard to such deficiencies and weaknesses and any fraud involving management or other employees with a significant role in such controls and procedures.

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The Audit Committee shall review and discuss with the independent auditors any audit problems or difficulties and management’s response thereto, including those matters required to be discussed with the Audit Committee by the independent auditors pursuant to Auditing Standards No. 16, Communication with Audit Committees, such as:

•	any restrictions on the scope of the independent auditors’ activities or access to requested information;

•	any accounting adjustments that were noted or proposed by the independent auditors but were not adopted or reflected (as immaterial or otherwise);

EMBECTA CORP.

CHARTER OF THE

AUDIT COMMITTEE

Effective March 20, 2022

•	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement;

•	any management or internal control letter issued, or proposed to be issued, by the auditors to the Company’s Controller, Chief Financial Officer or Chief Executive Officer; and

•	any significant disagreements between the Company’s management and the independent auditors.

•	The Audit Committee shall prepare the audit committee report that SEC rules require to be included in the Company’s annual proxy statement.

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The Audit Committee shall, at the discretion of the Audit Committee Chair, review all SEC comment letters (and the Company’s response thereto) concerning financial reporting matters relating to reports filed with or furnished to the SEC, and shall also review any significant governmental inquiries related to financial reporting or compliance matters and the Company’s responses thereto.

Risk Management and Ethics and Compliance Matters

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The Audit Committee shall review, at least annually, the guidelines and policies that govern the process by which enterprise risk assessment and risk management are undertaken, including discussing with management any significant financial risk and cybersecurity and data privacy risk exposures and management’s plan to monitor and mitigate or remediate any such exposures.

•	The Audit Committee shall review the Company’s Ethics and Enterprise Compliance program at least annually. Such review shall include:

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A report of the chief ethics and compliance officer (“CECO”) on the operation and effectiveness of the program (it being understood that (i) the Audit Committee shall also meet privately with the CECO at least once a year; and (ii) the CECO is authorized at any time to report directly to the Chair of the Audit Committee any actual or potential work-related criminal conduct involving an Embecta associate, or fraud or violation of law or policy involving a member of senior management, and shall otherwise have full access to the Audit Committee);

•	Methods and processes used by the Company to comply with applicable laws governing the Company’s business practices, including laws regarding:

•	the Foreign Corrupt Practices Act;

EMBECTA CORP.

CHARTER OF THE

AUDIT COMMITTEE

Effective March 20, 2022

•	antitrust;

•	employment practices, including equal employment opportunity, whistleblower complaints and similar matters;

•	insider trading;

•	environment, health and safety; and

•	regulatory matters, including processes for recall and complaint handling.

•	Procedures regarding compliance with the Company’s Code of Conduct, including:

•	associate communication and training regarding expected standards of conduct; and

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conflicts of interest and related party transactions (except where the Corporate Governance Principles or the Code of Conduct assign such responsibility to the Corporate Governance and Nominating Committee of the Board of Directors).

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The Audit Committee shall review all requests from the Company’s executive officers and directors for waivers of any provision of the Code of Conduct, and, if the Audit Committee determines any such requests are appropriate after consultation with the Corporate Governance and Nominating Committee of the Board of Directors, may grant such waivers and shall review any related public disclosures. The Audit Committee shall report any such waivers to the full Board of Directors.

•	The Audit Committee shall review on an annual basis the Company’s financial strategies regarding currency, interest rate exposure and use of derivatives.

•	The Audit Committee shall review on an annual basis the Company’s insurance program.

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The Audit Committee shall establish, maintain and review procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee shall review any significant complaints regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures.

EMBECTA CORP.

CHARTER OF THE

AUDIT COMMITTEE

Effective March 20, 2022

Shareholder Proposals

The Audit Committee shall review shareholder proposals that relate to matters within the scope of the Audit Committee’s responsibilities, and review and make recommendations to the Board of Directors regarding such proposals.

Functioning as a Qualified Legal Compliance Committee

The Audit Committee shall function as a Qualified Legal Compliance Committee (“QLCC”) to review any report by an attorney representing the Company or its subsidiaries of a material violation of U.S. federal or state securities law, a material breach of fiduciary duty arising under U.S. federal or state law or a similar material violation of any U.S. federal or state law (each, a “material violation”), all in accordance with the provisions of 17 CFR Part 205, as amended from time-to-time (“Part 205”). Any terms not otherwise defined herein shall have the definitions given them, if any, in Part 205. In its capacity as the QLCC, the Audit Committee shall have responsibility for the matters set forth in Appendix A to this charter.

Reporting to the Board of Directors

The Audit Committee shall report to the Board of Directors periodically. This report shall include a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the qualifications, independence and performance of the Company’s independent auditors, the performance of the internal audit function, compliance by the Company with legal and regulatory requirements and ethical standards, and any other matters that the Audit Committee deems appropriate or is requested to be included by the Board of Directors. Additionally, the Audit Committee shall review and discuss with the Board of Directors management’s enterprise risk assessment and plans for any risk mitigation or remediation, including a review of oversight of identified risks by various committees of the Board of Directors.

At least annually, the Audit Committee shall evaluate its own performance and report to the Board of Directors on such evaluation.

The Audit Committee shall, at least annually, review and assess the adequacy of this charter and recommend any proposed changes to the Board of Directors.

Procedures

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. The Chair of the Audit Committee, in consultation with the other Audit Committee members and management, shall determine the frequency and length of the Audit Committee meetings and shall determine meeting agendas consistent with this charter.

EMBECTA CORP.

CHARTER OF THE

AUDIT COMMITTEE

Effective March 20, 2022

The Audit Committee shall meet separately, periodically, with management, with internal auditors or other personnel responsible for the internal audit function and with the independent auditors.

The Audit Committee is authorized to retain legal, accounting and other advisors as it determines necessary to carry out its duties, and may request any officer or employee of the Company, or the Company’s outside counsel, or independent auditors to meet with any members of, or advisors to, the Audit Committee.

The Company shall provide for appropriate funding, as determined by the Audit Committee, for: (i) the costs of the independent auditors, (ii) the costs of any legal or other advisors retained by the Audit Committee, and (iii) the administrative expenses of the Audit Committee that are necessary or appropriate to carrying out its duties.

The Audit Committee may delegate its authority to subcommittees or to the Chair of the Audit Committee when it deems it appropriate and in the best interests of the Company.

Limitations Inherent in the Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to ensure compliance with laws and regulations and the Code of Conduct, or to assess and manage the Company’s exposure to risk. This is the responsibility of management, subject to oversight by the Board of Directors.

EMBECTA CORP.

CHARTER OF THE

AUDIT COMMITTEE

Effective March 20, 2022

APPENDIX A

THE AUDIT COMMITTEE’S RESPONSIBILITIES AS A

QUALIFIED LEGAL COMPLIANCE COMMITTEE

In its capacity as the Qualified Legal Compliance Committee, the Audit Committee shall have responsibility for the following matters:

•	The Audit Committee shall follow the procedures set out below for the confidential receipt, retention and consideration of any report of evidence of a material violation under Part 205 (a “report”):

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If an attorney becomes aware of evidence of a material violation, the attorney may report such evidence to the Audit Committee. In addition, the Company’s General Counsel may refer a report of evidence of a material violation to the Audit Committee.

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Any report or referral under this charter shall be made in the first instance to the Chair of the Audit Committee by direct communication, either in person or by telephone. If it is an exigent matter and the Chair of the Audit Committee is unavailable, then the attorney shall report the matter to another member of the Audit Committee.

•	A reporting attorney shall ensure that the person to whom he or she reports is expressly advised that the attorney is making a report or referral under this charter.

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Reports to the Audit Committee by an attorney or the Company’s General Counsel shall be subject to the attorney-client privilege. The Audit Committee shall maintain the confidentiality of such reports, except to the extent the Audit Committee deems it necessary to disclose such reports or related information in carrying out its functions under this charter and the SEC rules.

•	Upon receipt of a report, the Audit Committee shall:

•	inform the Company’s General Counsel and Chief Executive Officer of such report, unless such notification would be futile; and

•	determine whether an investigation is necessary regarding any report of evidence of a material violation by the Company, its officers, directors, employees or agents.

•	If the Audit Committee determines an investigation is necessary or appropriate, the Audit Committee shall:

•	notify the Board of Directors; and

EMBECTA CORP.

CHARTER OF THE

AUDIT COMMITTEE

Effective March 20, 2022

•	initiate an investigation, which may be conducted either by the General Counsel or by outside attorneys.

•	At the conclusion of any such investigation, the Audit Committee shall:

•	Recommend that the Company implement an appropriate response to the evidence of a material violation, which appropriate response may include:

•	a finding that no material violation has occurred, is ongoing or is about to occur;

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the adoption of appropriate remedial measures, including appropriate steps or sanctions to stop any material violations that are ongoing, to prevent any material violation that has yet to occur, and to remedy or otherwise appropriately address any material violation that has already occurred and to minimize the likelihood of its recurrence; or

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retaining or directing an attorney to review the reported evidence of a material violation, and either (i) the Company substantially implements any remedial recommendations made by such attorney after a reasonable investigation and evaluation of the reported evidence, or (ii) the attorney advises the Company that such attorney may, consistent with his or her professional obligations, assert a colorable defense on behalf of the Company or its officers, directors, employees or agents, in any investigation or judicial or administrative proceeding relating to the reported evidence or a material violation; and

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inform the General Counsel, the Chief Executive Officer and the Board of Directors of the results of any such investigation initiated by the Audit Committee, and the appropriate remedial measures to be adopted.

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The Audit Committee may take all other appropriate action, including notifying the SEC, if the Company fails in any material respect to implement an appropriate response that the Audit Committee has recommended that the Company take.